EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Dorchester Minerals, L.P., (the "Partnership") on Form 10-Q for the period ended June 30, 2023 (the "Report”), each of the undersigned officers of the Partnership, hereby certifies that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

	/s/	Bradley Ehrman
Bradley Ehrman
Date: August 3, 2023		Chief Executive Officer

	/s/	Leslie Moriyama
Leslie Moriyama
Date: August 3, 2023		Chief Financial Officer